Exhibit (a)(1)(ii)

Letter of Transmittal

to Tender Shares of Common Stock

of

oSHKOSH CORPORATION

Pursuant to the Offer to Purchase dated October 17, 2012

by

IEP VEHICLES SUB LLC

a wholly-owned subsidiary of

ICAHN ENTERPRISES HOLDINGS L.P.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 3, 2012, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”) OR EARLIER TERMINATED.

THE DEPOSITARY FOR THE OFFER IS:

The Colbent Corporation

By Mail or Overnight Courier:	By Facsimile Transmission (for eligible institutions only):

The Colbent Corporation Attention: Corporate Actions 161 Bay State Drive Braintree, MA 02184	The Colbent Corporation Attention: Corporate Actions Facsimile: 781-930-4939 To confirm: 781-930-4900

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please Fill in Exactly as Name(s) Appears on Share Certificate(s))	Share Certificate(s) Tendered (Attach Additional List, if Necessary)
	Share Certificate Number(s)*	Shares Represented by Share Certificate(s)*	Number of Shares Tendered**

Total Shares

*   Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

☐ CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN, SEE INSTRUCTION 8.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

This Letter of Transmittal is to be completed by stockholders either if certificates representing Shares (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2) is utilized, if delivery is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in Section 2 of the Offer to Purchase dated October 17, 2012 (the “Offer to Purchase”). Stockholders whose certificates are not immediately available, or who cannot deliver their certificates or confirmation of the book-entry transfer of their Shares into the Depositary’s account at DTC (“Book-Entry Confirmation”) and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Introduction section of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number                                                                    Transaction Code Number

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holders(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

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NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to IEP Vehicles Sub LLC, a Delaware limited liability company (the “Offeror”) and a wholly-owned subsidiary of Icahn Enterprises Holdings L.P., who is a co-bidder, the above-described shares (the “Shares”) of common stock, par value $.01 per share, of the Oshkosh Corporation, pursuant to the Offeror’s offer to purchase any and all of the outstanding Shares at a price of $32.50 per Share, net to the tendering stockholder in cash, without interest, less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 17, 2012 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, including any amendments or supplements thereto, collectively constitute the “Offer”). Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Offeror all right, title and interest in, to and under all of the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after October 17, 2012) and irrevocably appoints the Depositary (or any other entity designated by the Offeror) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing such Shares (and any such other Shares or securities or rights), or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror upon receipt by the Depositary, as the undersigned’s agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares (and any such other Shares or securities or rights) for registration and transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints the Offeror and any designee of the Offeror as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by the Offeror prior to the time of such vote or action (and any and all other Shares or securities or rights issued or issuable in respect thereof on or after October 17, 2012), which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or by consent in lieu of any such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable, is granted in consideration of, and is effective upon, the acceptance for payment of such Shares (and any such other Shares or securities or rights) by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned at any time with respect to such Shares (and any such other Shares or securities or rights) and no subsequent proxies will be given (and if given will be deemed to be ineffective) with respect thereto by the undersigned.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or securities or rights issued or issuable in respect thereof on or after October 17, 2012), and that, when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, voting agreements or other limitations on voting, charges and encumbrances, of any kind or character, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any such other Shares or securities or rights).

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No authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Offeror may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price (less the amount of any federal income and backup withholding tax required to be withheld) and/or return any certificates representing Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price (less the amount of any federal income and backup withholding tax required to be withheld) and/or return any certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the registered holder(s) appearing under “Description of Shares Tendered” at the address shown below such registered holder(s) name(s). In the event that either or both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment in the name(s) of, and deliver such check and/or return such certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such stockholder’s account maintained at DTC. The undersigned recognizes that the Offeror has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares so tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue: ☐ check

☐certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

(Taxpayer Identification No.)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail: ☐ check

☐ certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

(Taxpayer Identification No.)

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SIGN HERE

(PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

Signature(s) of Owners

Dated                                                                      ,

Name(s)

(Please Print)

Capacity (Full Title)

Address

(Include Zip Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on common stock certificate(s), or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)

(If required, see Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE

BELOW.

Authorized Signature(s)

Name

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone Number

Medallion Guarantee

Dated                                                   ,

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INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal, or (ii) if such Shares are tendered for the account of a firm that is a member in good standing of the Security Transfer Agent’s Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each being hereinafter referred to as an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by stockholders either if certificates representing Shares are to be forwarded herewith to the Depositary or, unless an Agent’s Message (as defined below) is utilized, if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates representing all physically tendered Shares, or any book-entry confirmation of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, (or, in connection with a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Introduction section of the Offer to Purchase). If a stockholder’s certificate(s) representing Shares are not immediately available (or the procedure for the book-entry transfer cannot be completed on a timely basis) or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date, such stockholder’s Shares may nevertheless be tendered if the procedures for guaranteed delivery set forth in Section 2 of the Offer to Purchase are followed. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary on or prior to the Expiration Date, and (iii) the certificates representing all tendered Shares, in proper form for transfer, or Book-Entry Confirmation of Shares, as the case may be, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in connection with a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase. The term “Agent’s Message” means a message transmitted through electronic means by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the Shares that such participant has received, and agrees to be bound by, this Letter of Transmittal.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

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4. Partial Tenders (Not Applicable to Stockholders Who Tender Shares by Book-entry Transfer). If fewer than all the Shares represented by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such case, new certificate(s) representing the remainder of the Shares that were represented by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of such person’s authority so to act must be submitted.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Offeror will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates representing Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7. Special Payment and Delivery Instructions. If a check and/or certificates representing Shares not tendered or accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at DTC as such stockholder may designate herein. If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at DTC designated above.

8. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly contact the Information Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

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9. Waiver of Conditions. The Offeror may waive any or all of the conditions to its obligation to purchase Shares pursuant to the Offer.

10. Substitute Form W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”), generally the stockholder’s social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the “Certification” box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in the space provided for the TIN in Part I, check the box in Part III, and sign and date the Substitute Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Depositary will withhold a portion of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

11. Non-United States Holders. Non-United States holders must submit a completed applicable Internal Revenue Service Form W-8 to avoid backup withholding. Such IRS Forms W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

12. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at its address set forth below or from your broker, dealer, commercial bank, trust company or other nominee.

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IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder’s correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a “TIN”) on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person’s social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person’s IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to federal backup withholding.

Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Depositary a properly completed IRS applicable Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. Such forms may be obtained from the Depositary. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write “EXEMPT” on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If federal backup withholding applies, the Depositary is required to withhold on any payments made to the stockholder. The backup withholding rate is 28% (which rate is currently scheduled to increase to 31% for taxable years beginning on or after January 1, 2013). Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

To prevent federal backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

What Number to Give the Depositary

The stockholder is required to give the Depositary the TIN of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write “Applied For” in the space provided for in the TIN in Part I, check the box in Part III, and sign and date the Substitute Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary may be required to withhold on payments of the purchase price until a TIN is provided to the Depositary. The backup withholding rate is 28% (which rate is currently scheduled to increase to 31% for taxable years beginning on or after January 1, 2013).

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Payee:

Address:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.	Part I Taxpayer Identification No.s For All Accounts	Part II For Payees Exempt From Backup Withholding (see enclosed Guidelines) Part III Awaiting TIN Q

Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your Social Security Number. For other entities, it is your Employer Identification Number. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines. Note: If the account is in more than one name, see the chart on page 2 of the enclosed Guidelines to determine what number to enter

Social Security Number OR Employee Identification Number

Certifications Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return and you have not received a notice from the IRS advising you that backup withholding has terminated.

SIGNATURE DATE ,

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN FEDERAL INCOME TAX WITHHOLDING ON THE PAYMENT OF THE PURCHASE PRICE MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, federal income tax withholding will be withheld from all reportable payments made to me until I provide a number.

Signature:                                                                  Date:                                                      ,

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account: NUMBER of:		Give the NAME and SOCIAL SECURITY

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)

3.	Custodian account of a minor (Uniform Gift to Minor Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

6.	A valid trust, estate, or pension trust	Legal entity(1)

7.	Corporate or LLC electing corporate status on Form 8832	The corporation

8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

9.	Partnership or multi-member LLC	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or ‘doing business as’ name. You may use either your social security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Internal Revenue Service Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at your local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on payments made in connection with the offer may include the following:

•	A corporation.

•	A financial institution.

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•	An organization exempt from tax under section 501(a), or an individual retirement plan.

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization, or any agency or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8BEN (CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER FOR UNITED STATES TAX WITHHOLDING).

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (which rate is currently scheduled to increase to 31% for taxable years beginning on or after January 1, 2013) of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. — If the payer discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokerage Firms Please Call Collect: (212) 269-5550

All Others Call Toll-Free: (800) 347-4750

Email: information@dfking.com